UACSC 2002-A
UNION ACCEPTANCE CORPORATION
(Servicer)
04/30/02

NOTE BALANCE RECONCILIATION	D O L L A R S						NUMBERS
	CLASS A-1	CLASS A-2	CLASS A-3	CLASS A-4	CLASS B	TOTAL

Original Note Balances	68,000,000.00	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	300,000,000.00	21,491
Beginning Period Note Balances	56,726,570.09	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	288,726,570.09	21,491
Principal Collections - Scheduled Payments	5,023,058.81	-	-	-	-	5,023,058.81
Principal Collections - Payoffs	5,291,463.34	-	-	-	-	5,291,463.34	563
Principal Withdrawal from Payahead	703.24	-	-	-	-	703.24
Gross Principal Charge Offs	125,859.32	-	-	-	-	125,859.32	12
Repurchases	-	-	-	-	-	-	0

Ending Note Balances	46,285,485.38	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	278,285,485.38	20,916

Note Factor	0.6806689	1.0000000	1.0000000	1.0000000	1.0000000	0.9276183
Interest Rate	1.8800%	2.7500%	3.8600%	4.590%	5.000%	3.3331%

CASH FLOW RECONCILIATION
Principal Wired	10,316,971.74
Interest Wired	2,409,468.01
Withdrawal from Payahead Account	709.77
Repurchases (Principal and Interest)	-
Charge Off Recoveries	4,254.03
Interest Advances	28,614.31
Collection Account Interest Earned	12,582.02
Spread Account Withdrawal	-
Policy Draw for Principal or Interest	-

Total Cash Flow	12,772,599.88

TRUSTEE DISTRIBUTION (05/08/02)
Total Cash Flow	12,772,599.88
Unrecovered Advances on Defaulted Receivables	874.38
Servicing Fee (Due and Unpaid)	-
Interest to Class A-1 Noteholders, including any overdue
amounts	88,871.63
Interest to Class A-2 Noteholders, including any overdue
amounts	190,208.33
Interest to Class A-3 Noteholders, including any overdue
amounts	209,083.33
Interest to Class A-4 Noteholders, including any overdue
amounts	252,450.00
Interest to Class B Noteholders, including any overdue
amounts	75,000.00
Principal to Class A-1 Noteholders, including any
overdue amounts	10,441,084.71
Principal to Class A-2 Noteholders, including any
overdue amounts	-
Principal to Class A-3 Noteholders, including any
overdue amounts	-
Principal to Class A-4 Noteholders, including any
overdue amounts	-
Principal to Class B Noteholders, including any
overdue amounts	-
Insurance Premium	50,527.15
Interest Advance Recoveries from Payments	14,039.14
Unreimbursed draws on the Policy for Principal or
Interest	-
Deposit to Payahead	2,479.75
Payahead Account Interest to Servicer	0.90
Excess	1,447,980.56

Net Cash	-

Servicing Fee Retained from Interest Collections	240,629.47

SPREAD ACCOUNT RECONCILIATION
Original Balance	2,850,000.00
Beginning Balance	3,434,614.60
Trustee Distribution of Excess	1,447,980.56
Interest Earned	5,054.26
Spread Account Draws	-
Reimbursement for Prior Spread Account Draws	-
Distribution of Funds to Servicer	-

Ending Balance	4,887,649.42

Required Balance	7,500,000.00

FIRST LOSS PROTECTION AMOUNT RECONCILIATION
Original Balance	9,000,000.00
Beginning Balance	9,000,000.00
Reduction Due to Spread Account	169,573.06
Reduction Due to Principal Reduction	-

Ending Balance	9,169,573.06

a) Outstanding Balance * 5.50% -Spread Balance	12,445,346.75
b) Original Note Balance * 3.00%	9,000,000.00
c) Prior Payment Date First Loss Protection Amount	9,000,000.00

First Loss Protection Amount [lesser of a), b) or c)]	9,000,000.00

First Loss Protection Fee %	2.25%
First Loss Protection Fee	7,875.00

POLICY RECONCILIATION
Original Balance	300,000,000.00
Beginning Balance	285,959,367.00
Draws	-
Reimbursement of Prior Draws	-

Ending Balance	285,959,367.00

Adjusted Ending Balance Based Upon Required Balance	274,454,078.72

Required Balance	274,454,078.72

PAYAHEAD RECONCILIATION
Beginning Balance	774.03
Deposit	2,479.75
Payahead Interest	0.90
Withdrawal	709.77

Ending Balance	2,544.91

CURRENT DELINQUENCY
		GROSS
# PAYMENTS DELINQUENT	NUMBER	BALANCE

1 Payment	257	2,191,822.57
2 Payments	53	530,601.81
3 Payments	0	-

Total	310	2,722,424.38

Percent Delinquent	1.482%	0.978%

DELINQUENCY RATE (60+)
			RECEIVABLE
		END OF PERIOD	DELINQUENCY
PERIOD	BALANCE	POOL BALANCE	RATE

Current	530,601.81	278,285,485.38	0.19%
1st Previous	58,409.49	288,726,570.09	0.02%
2nd Previous	-	-

NET LOSS RATE
				DEFAULTED
		LIQUIDATION	AVERAGE	NET LOSS
PERIOD	BALANCE	PROCEEDS	POOL BALANCE	(ANNUALIZED)

Current	125,859.32	4,254.03	283,506,027.74	0.51%
1st Previous	35,459.98	679.23	294,363,285.05	0.14%
2nd Previous	-	-	-
Gross Cumulative Charge Offs	161,319.30	Number of Repossessions	8
Gross Liquidation Proceeds	4,933.26	Number of Inventoried Autos EOM	9
Net Cumulative Loss
Percentage	0.05%	Amount of Inventoried Autos EOM	67,600.00
Net Cumulative Loss
Percentage (adjusted
for estimated
future Liquidation Proceeds)	0.03%
Trigger	0.60%
Status	OK
Net Cumulative Loss Trigger
Hit in Current or any	NO
Previous Month

EXCESS YIELD TRIGGER
EXCESS YIELD
	EXCESS	END OF PERIOD	PERCENTAGE
PERIOD	YIELD	POOL BALANCE	(ANNUALIZED)

Current	1,465,374.73	278,285,485.38	6.32%
1st Previous	583,415.76	288,726,570.09	2.42%
2nd Previous	-	-
3rd Previous	-	-
4th Previous	-	-
5th Previous	-	-

CURRENT
	LEVEL	TRIGGER	STATUS

Six Month Average
Excess Yield	N/A	1.50%	N/A
Trigger Hit in Current or any
Previous Month			NO

DATE: May 8, 2002	/s/ Diane Slomka
DIANE SLOMKA
OFFICER